[TSR Award Agreement] NOTICE AND ACCEPTANCE OF TSR PERFORMANCE SHARE UNIT AWARD Participant [Name and Address of Participant] Target Number of Performance Share Units: ______ 1. Grant of Performance Units. Effective ____________ (the “Date of Grant”), ______________ (the “Participant”) has been awarded Performance Units (“Performance Share Units” or the “Award”) in accordance with and subject to the provisions of the Shenandoah Telecommunications Company 2014 Equity Incentive Plan (the “Plan”). All terms used in this Notice and Acceptance of TSR Performance Share Unit Award (this “Agreement”) that are defined in the Plan have the same meaning given them in the Plan. 2. Vesting of Performance Units. The Participant will earn Performance Share Units and the Participant’s interest in the earned Performance Share Units shall become vested to the extent provided in paragraph 2(a), 2(b) or 2(c), as applicable, and the other terms and conditions of this Agreement and the Plan. (a) Continued Employment; Retirement. This paragraph 2(a) applies if (i) the Participant remains in the continuous employ of the Company or an Affiliate from the Date of Grant until ________________ and (ii) a Control Change Date does not occur before ______. This paragraph 2(a) also applies if (i) the Participant remains in the continuous employ of the Company or an Affiliate from the Date of Grant until the date of the Participant’s Retirement, (ii) the date of the Participant’s Retirement is before ____ and before the occurrence of a Control Change Date and (iii) the Participant complies with all of the restrictive covenants set forth in paragraph 6 of this Agreement. If this paragraph 2(a) applies then the Participant will earn and become vested in the lesser of (i) the number of Performance Share Units determined by multiplying the number of Target Performance Units times the Applicable Percentage and (ii) the number of Performance Share Units that would result in the Maximum Payout. (b) Death or Disability. This paragraph 2(b) applies if (i) the Participant remains in the continuous employ of the Company or an Affiliate from the Date of Grant until the date that the Participant’s employment with the Company terminates on account of death or Disability and (ii) the date of such termination is before _____ and before the occurrence of a Control Change Date. If this paragraph 2(b) applies then the Participant will earn and become vested in the number of Performance Share Units equal to the product of the proration fraction times the lesser of (i) the number of Performance Share Units determined by multiplying the number of Target Performance Share Units times the Applicable Percentage and (ii) the number of Performance Share Units that would result in the Maximum Payout. The numerator of the proration fraction

TSR Performance Share Unit Award ___________________ Page 2 is the number of whole months that the Participant was employed by the Company or an Affiliate on or after __________, and the denominator of the proration fraction is thirty-six (36). (c) Change in Control. This paragraph 2(c) applies if (i) a Control Change Date occurs before ____ and (ii) the Participant remains in the continuous employ of the Company or an Affiliate from the Date of Grant until that Control Change Date. This paragraph 2(c) also applies if (i) a Control Change Date occurs before ____ but on or after the date of the Participant’s Retirement in accordance with paragraph 2(a). If this paragraph 2(c) applies, then the Participant will earn the right to receive the Control Change Payout. The Participant’s right to receive the Control Change Payout shall become vested on the Control Change Date if the Participant Retired in accordance with paragraph 2(a) on or before the Control Change Date. The Participant’s right to receive the Control Change Payout also shall become vested on the Control Change Date if the Company is not the surviving entity in the Change in Control (or is the surviving entity but does not have publicly traded stock after the Control Change Date) and the surviving entity does not assume the Company’s obligations under this Agreement. If the Company is the surviving entity in the Change in Control and has publicly traded stock after the Control Change Date or the surviving entity assumes the Company’s obligations under this Agreement, then the Participant’s right to receive the Control Change Payout shall become vested on the earlier of (i) _______________ or (ii) the date that the Participant’s employment with the Company and is Affiliates terminates on account of the Participant’s death, Disability, termination by the Company or an Affiliate without Cause or by the Participant with Good Reason. Except as provided in this paragraph 2, the Participant’s rights with respect to the Performance Share Units and the Control Change Payout shall be forfeited on the date that the Participant’s employment with the Company and its Affiliates terminates for any reason. 3. Settlement. (a) Before a Change in Control. As soon as practicable after the end of the applicable Measurement Period, but in all events no later than _________ of the year following the end of the applicable Measurement Period, the Committee shall determine and certify the number of Performance Share Units that have been earned and vested under paragraph 2(a) or 2(b). On the date of the Committee’s certification, the Committee shall direct the transfer agent to issue shares of Common Stock to the Participant (or the estate of the Participant in the case of the Participant’s death on or before such date). The number of shares of Common Stock issued to the Participant will equal the number of Performance Share Units that the Committee has certified have been earned and vested by the Participant under paragraph 2(a) or 2(b); provided, however, that only whole shares of Common Stock will be issued and a cash payment will be made in settlement of any fractional share of Common Stock that otherwise would be issued to the Participant. (b) (i) On and After a Change in Control. As soon as practicable after a Control Change Date, but in all events no later than _________ of the year following the year in which the Control Change Date occurs, the Committee shall determine and certify the number of

TSR Performance Share Unit Award ___________________ Page 3 Performance Share Units that have been earned under paragraph 2(c) and the amount of the Control Change Payout. The Control Change Payout certified by the Committee shall be settled in accordance with paragraph 3(b)(ii) and paragraph 3(b)(iii) if the vesting requirements of paragraph 2(c) are satisfied. (ii) The Control Change Payout shall be paid on the date of the Committee’s certification under paragraph 3(b)(i) if the Participant Retired in accordance with paragraph 2(a) on or before the Control Change Date. The Control Change Payout also shall be paid on the date of the Committee’s certification under paragraph 3(b)(i) if the Company is not the surviving entity in the Change in Control (or is the surviving entity but does not have publicly traded stock after the Control Change Date) and the Company’s obligations under this Agreement are not assumed by the surviving entity or its parent corporation. If the Company is the surviving entity in the Change in Control and has publicly traded stock after the Control Change Date or the Company’s obligations under this Agreement are assumed by the surviving entity or its parent corporation, then the Control Change Payout shall be paid on the earlier of ___________ or the date that is thirty days after the Participant’s termination of employment if such termination occurs before ____ on account of the Participant’s death, Disability, termination by the Company or an Affiliate without Cause or by the Participant with Good Reason. (iii) The Control Change Payout shall be paid in a single payment in stock that is readily tradable on an established securities market, cash or a combination of such stock and cash. 4. Transferability. The Performance Units evidenced by this Agreement cannot be transferred. 5. Definitions. For purposes of this Agreement, the terms Applicable Percentage, Disability Measurement Period, Peer Group, Percentile Ranking, Retirement, Target Performance Units and TSR shall have the following meanings: Applicable Percentage means the percentage determined in accordance with the following table based on the Company’s Percentile Ranking for the applicable Measurement Period: Percentile Ranking Applicable Percentage Below 25% 0% At least 25% 50% At least 50% 100% 75% or higher 150% The Applicable Percentage shall be determined using straight line interpolation in the case of Percentile Rankings of at least 25% but less than 50% and at least 50% but less than 75%. Notwithstanding the foregoing, if the Company’s TSR for the applicable Measurement Period is

TSR Performance Share Unit Award ___________________ Page 4 less than zero, then the Applicable Percentage shall be the lesser of the amount determined under the preceding sentence and table and 100%. Cause means any of (i) the Participant’s failure to perform a material duty or the Participant’s material breach of a material and written Company policy other than by reason of mental or physical illness or injury, (ii) the Participant’s breach of the Participant’s fiduciary duties to the Company or an Affiliate, (iii) conduct of the Participant that is demonstrably and materially injurious to the Company or an Affiliate, monetarily or otherwise; provided that, in the cases of the foregoing clauses (i)-(iii), that following written notice from the Board describing any such event, such event is not cured, to the reasonable satisfaction of the Board, within thirty (30) days after such notice is received by the Participant, or (iv) the Participant’s conviction of, or plea of guilty or nolo contendre to, a felony or crime involving moral turpitude or fraud or dishonesty involving assets of the Company. Control Change Payout means the lesser of (i) the value of the Maximum Payout or (ii) the value determined by multiplying the number of Performance Share Units that are earned under paragraph 2(c) times the Fair Market Value on the Control Change Date. Disability means that the Participant is entitled to receive long-term disability benefits under a plan or policy maintained by the Company (determined based on the Participant’s medical condition and without regard to any waiting or elimination period). Good Reason means any of (i) the Company’s material breach of the terms of this Agreement or a direction from the Board that the Participant act or refrain from acting which in either case would be unlawful or contrary to a material and written Company policy, (ii) a material diminution in the Participant’s duties, functions and responsibilities to the Company and its Affiliates without the Participant’s consent or the Company or an Affiliate preventing the Participant from fulfilling or exercising the Participant’s material duties, functions and responsibilities to the Company and its Affiliates without the Participant’s consent, (iii) a material reduction in the Participant’s base salary or annual bonus opportunity or (iv) a requirement that the Participant relocate the Participant’s employment more than fifty (50) miles from the location of the Company’s principal office on the Date of Grant, without the consent of the Participant. The Participant’s resignation shall not be deemed a resignation for Good Reason unless the Participant gives the Board written notice (delivered within thirty (30) days after the Participant knows of the event, action, etc. that the Participant asserts constitutes Good Reason), the event, action, etc. that the Participant asserts constitutes Good Reason is not cured, to the reasonable satisfaction of the Participant, within thirty (30) days after such notice and the Participant resigns effective not later than thirty (30) days after the expiration of such cure period. Maximum Payout means the number of shares of Common Stock that have a Fair Market Value (on the date the shares are issued or would be issued under this Agreement) equal to the product of (i) four and one-half times (ii) the Fair Market Value of the Date of Grant times (iii) the number of Target Performance Share Units.

TSR Performance Share Unit Award ___________________ Page 5 Measurement Period means the period beginning on __________, and ending on (i) ___________ for purposes of Section 2(a), (ii) the date that the Participant’s employment with the Company and its Affiliates ends on account of death or Disability for purposes of Section 2(b) and (iii) a Control Change Date for purposes of Section 2(c). Peer Group means the companies listed on Exhibit I. If a Company that is listed on Exhibit I becomes subject to a proceeding as a debtor under the United States Bankruptcy Code during the applicable Measurement Period, that Company shall continue to be a member of the Peer Group but its TSR for the applicable Measurement Period shall be deemed to be no greater than any other member of the Peer Group. Except as provided in the preceding sentence, if the common stock of a company that is listed on Exhibit I ceases to be publicly traded during the applicable Measurement Period, then that Company shall not be considered a member of the Peer Group for that Measurement Period. Percentile Ranking means the relative ranking of the Company based on the Company’s TSR for the applicable Measurement Period compared to the TSR of each member of the Peer Group for the same Measurement Period. For this purpose, the Percentile Rank will be determined using Excel’s PercentRank function, including the Company in the “N count.” Retirement or Retire means the Participant’s retirement from active employment of the Company and its Affiliates while in good standing, on or after the six month anniversary of the Date of Grant and on or after the date that the Participant has both attained age fifty-five and completed ten years of continuous service as an employee exclusive of any prior service credited for other benefit purposes. Target Performance Units means the number of Performance Units set forth at the top of this Agreement. TSR means, for the Common Stock and the common stock of each member of the Peer Group, the total shareholder return (share price appreciation/depreciation during the applicable Measurement Period plus the value attributable to reinvested dividends paid on the shares during the applicable Measurement Period). The TSR shall be expressed as a percentage. The calculation of TSR will be based on the average closing price of the shares for the twenty trading days immediately preceding ___________ and the average closing price of the shares for the twenty trading days immediately preceding the last day of the applicable Measurement Period. The TSR will be calculated assuming that cash dividends (including extraordinary cash dividends) paid on the shares are reinvested in additional shares on the ex dividend date and that any securities distributed to shareholders in a spinoff transaction are sold and the proceeds reinvested in additional shares on the ex dividend date. 6. Restrictive Covenants. This paragraph 6 shall apply during the period beginning on the date of the Participant’s Retirement and ending on the date that the Performance Units are forfeited or settled in accordance with this Agreement.

TSR Performance Share Unit Award ___________________ Page 6 (a) Non-Competition. The Participant shall not, without the Board’s prior written consent, directly or indirectly engage in, have any equity interest in, or assist, manage or participate in (whether as a director, officer, employee, agent, representative security holder, consultant or otherwise) any Competitive Business; provided, however, that: (i) the Participant shall be permitted to acquire a passive stock or equity interest in such a Competitive Business provided the stock or other equity interest acquired is not more than 5% of the outstanding interest in such a Competitive Business; and (ii) the Participant shall be permitted to acquire any investment through a mutual fund, private equity fund or other pooled account that is not controlled by the Participant and in which he has less than a 5% interest. For purposes of this provision, the term “Competitive Business” shall mean the provision of telecommunications services to customers in a location in which the Company’s services are available to such customers, and also refers to any entity (including any subsidiaries, parent entities or other affiliates thereof) which, as of the Participant’s date of termination, engages in any such business. (b) Non-Solicitation. The Participant will not, directly or indirectly, recruit or otherwise solicit or induce any employee, director, consultant, customer, vendor or supplier of the Company to terminate his, her or its employment or arrangement with the Company or otherwise change his, her or its relationship with the Company. (c) Confidentiality. The Participant shall maintain in confidence and shall not directly, indirectly or otherwise, use, disseminate, disclose or publish, or use for the Participant’s benefit or the benefit of any person, firm, corporation or other entity, any confidential or proprietary information or trade secrets of or relating to the Company without the prior written authorization of the Company. Notwithstanding anything herein to the contrary, nothing shall prohibit the Participant from disclosing any information that is generally known by the public. (d) Non-Disparagement. The Participant will not criticize, defame, be derogatory toward or otherwise disparage the Company (or the Company’s past, present and future officers, directors, stockholders, attorneys, agents, representatives, employees or affiliates), or its or their business plans or actions, to any third party, either orally or in writing; provided, however, that this provision will not preclude the Participant from giving testimony in response to a lawful subpoena or preclude any conduct protected under 18 U.S.C. Section 1514A(a) or any similar state or federal law providing “whistleblower” protection to the Participant. 7. Shareholder Rights. The Participant will not have any rights as a shareholder of the Company on account of the grant of the Performance Units until, and then only to the extent that, the Performance Units are earned and vested and settled by the issuance of Common Stock in accordance with this Agreement. 8. Tax Withholding. No shares of Common Stock shall be issued in settlement of the Performance Units until the Participant has made arrangements, acceptable to the Company, for the satisfaction of any income and employment taxes that must be withheld on account of the issuance of Common Stock under paragraph 3. The Company, in its discretion, shall have the

TSR Performance Share Unit Award ___________________ Page 7 right (but not the obligation) to satisfy any income and employment tax withholding obligations by reducing the number of shares of Common Stock otherwise issuable to the Participant. 9. No Employment Rights. This Award does not give the Participant any rights to continued employment by the Company or an Affiliate and does not interfere with the rights of the Company or an Affiliate to terminate the Participant’s employment. 10. Governing Plan Document. The Participant acknowledges that a copy of the Plan has been made available to the Participant. The Participant agrees that the Award is subject to all of the provisions of the Plan and all interpretations, amendments, rules and regulations which may be promulgated or adopted from time to time. In the event of any conflict between the provisions of the Plan and this Agreement, the Participant agrees that the terms of the Plan will control. 11. Recoupment. The Performance Units covered by this Award and any shares of Common Stock issued in settlement of this Award (and any additional shares of Common Stock issued on account of a stock split, stock dividend, etc.) are subject to cancellation, adjustment or forfeiture in accordance with the Executive Compensation Recovery Policy as such policy may be in effect from time to time. 12. Change in Capital Structure. The terms of this Award shall be adjusted as the Committee determines is required under the Plan in the event that the Company effects one or more stock dividends, stock splits, subdivisions or consolidations of shares or other similar changes in capitalization described in the Plan. 13. Section 409A. This Award is intended to be exempt from the requirements of Section 409A of the Code. Notwithstanding any contrary provision in the Plan or this Agreement, the Company reserves the right to take such actions as may be necessary or desirable to assure that this Award is exempt from, or in compliance with, the requirements of Section 409A of the Code. 14. Governing Law. This Award and this Agreement shall be governed by the laws of the Commonwealth of Virginia without reference to principles of conflict of laws. 15. Binding Effect. Subject to the limitations stated above and in the Plan, this Agreement shall be binding on the Participant and the Participant’s successors in interest and the Company and any successors of the Company.

TSR Performance Share Unit Award ___________________ Page 8 IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by a duly authorized officer and the Participant has executed this Agreement. SHENANDOAH TELECOMMUNICATIONS COMPANY By_____________________________ ___________________________ [Name and Title of Officer] [Name of Participant]

TSR Performance Share Unit Award ___________________ Page 9 Exhibit I Peer Group Companies [To Be Provided]